As filed with the Securities and Exchange Commission on March 13, 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6194

The Chaconia Income & Growth Fund, Inc.
(Exact name of registrant as specified in charter)

C/O U.S. Bancorp Fund Services, LLC
615 E. Michigan St., Thrid Floor, Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Foley & Lardner LLP
777 E. Wisconsin Ave., Milwaukee, WI 53202
(Name and address of agent for service)

1-800-368-3322
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2005

Date of reporting period: December 31, 2005

Item 1. Report to Stockholders.

CHACONIA INCOME & GROWTH FUN, INC.
LETTER TO SHAREHOLDERS

Dear Shareholders:

After a slow first quarter in 2005, the U.S. equity markets enjoyed a rally in the subsequent three quarters. Gains were fueled by solid economic growth (GDP growth is projected at 3.5% for the full year) and rising corporate profits - earnings for the S&P 500 rose an estimated 17% in 2005 according to the Institutional Brokers’ Estimate System (IBES). For the year, mid cap stocks outpaced their small and large cap counterparts, and value stocks marginally outperformed growth stocks in all three asset classes. In many ways, the year ended where it started in the bond market. A steady stream of thirteen consecutive Fed Fund rate increases that began in mid-2004 and continued with every Federal Reserve Board Meeting in 2005 failed to boost long term interest rates. The Lehman Government Credit Index provided a lukewarm 2.4% total return for the year but trailed like duration U.S Treasuries.

We are pleased to report that the Chaconia Income and Growth Fund achieved a total net return of 5.7% for the calendar year 2005. The return of the blended S&P 500 Index and Lehman Government Credit Bond Index last year was, by comparison, 4.2%. The equity securities’ performance in 2005 was driven by stock selection. Particularly strong performers included Burlington Resources, an independent oil and gas company focused on North American natural gas production, up 98% in 2005 on higher prices, increased production and a pending acquisition by ConocoPhilips. Express Scripts appreciated 120% for the year as the pharmacy benefits manager continued to exceed consensus expectations as expansion of its higher-margin generic drug, mail order and specialty pharmacy businesses drove earnings higher. Other strong performers included Darden Restaurants, up 40% for the year as sales remained healthy at both Red Lobster and Olive Garden despite the hurricanes, higher oil prices and consumer fears, and Corning Inc, up 67% due in part to increased demand for its liquid crystal display technology. Weaker performers for the year included discount retailer TJX, down 8% due to temporary merchandising issues and pressure on the consumer from higher interest rates and energy prices, and Pfizer, down 13% on challenges to the company’s patent on Lipitor (which have since been resolved).

The Chaconia Fund benefited from its holdings in energy (an approximate 54% total return versus 32% for the S&P 500 Index energy names), information technology (8% versus 1%) and industrials (21% versus 2%). Performance of equity securities in the materials (-8% versus 5%) and financial services (2% versus 6%) sectors trailed those of similar companies in the S&P 500 Index. On the fixed income front, holdings in U.S. government agency, secured corporates and asset backed bonds drove the Fund’s bond performance for 2005.

Market Review

The U.S. economy continued to post strong growth despite rising oil and gas prices, an increasing trade deficit, persistent interest rate increases from the Federal Reserve, and extensive hurricane damage in the Gulf Region. The third quarter’s 4.1% GDP growth marked the tenth consecutive quarter that the U.S. economy has expanded by 3% or more, a feat that has not been accomplished in twenty years. The resilience of the U.S. economy was also evident in employment reports as unemployment remained at an historically low level of approximately 5%. Finally, holiday sales came in as expected with retailers experiencing an estimated 4% gain over 2004. Similar to 2004, retailers in 2005 enjoyed a surge in last minute shopping which resulted in December 23 being the busiest shopping day of 2005.

Despite many positive economic data points, several investor concerns persisted throughout 2005 - namely, increasing energy costs, rising interest rates, a slowing housing market and heightened corporate credit risk. Crude oil and natural gas rose 40% and 83%, respectively, during 2005 due to continued strong world demand and constrained supply. The average rate on 30-year home mortgage rates did rise above 6% and there was growing concern that the housing market was poised to run out of steam. Nonetheless, new home sales, home prices and home equity borrowing continued to be robust. Eroding market share and looming pension and health insurance costs weighed heavily on GM and Ford as both American icons saw their debt ratings reduced to junk status. Bankruptcies in the automotive supplier and airline sectors were potent reminders that credit risk has not disappeared and remains present. Nonetheless, American corporations boast record amounts of cash on their balance sheets and the U.S. consumer continues to spend much time and money at the malls.

CHACONIA INCOME & GROWTH FUN, INC.
Letter to Shareholders (continued)

Outlook and Strategy

Solid corporate profit growth, tame inflation, a smaller than expected budget deficit and continued solid GDP growth are all factors that should bode well for both the equity and fixed income markets. The U.S. economy has continued to post strong growth despite rising energy prices, budget/trade deficits and interest rates. With more jobs in the economy, Americans also fulfilled their appetite to consume. Personal consumption increased by 4% in the third quarter and business investment grew by almost 9%, which provided sufficient momentum for a good holiday season. Barring any exogenous shocks to the U.S. economy, we look for market returns to continue to reflect the tempered optimism of both the consumer and business sectors. The Chaconia Income and Growth Fund is well positioned to benefit from an environment of continued solid economic fundamentals and corporate growth. Equity and debt securities of companies that have demonstrated the ability to both consistently perform and deliver value to their customers should continue to reward prudent investors. We maintain our focus in selecting such securities for the Chaconia Income and Growth Fund. We will continue to employ our investment philosophy as we work hard to deliver for our shareholders.

Sincerely,

/s/Michael Alexander
Michael Alexander
President

December 31, 2005

The performance data included above represents past performance and is no guarantee of future results.  The investment return and principal value of your investment in the chaconia Icome & Growth Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

CHACONIA INCOME & GROWTH FUN, INC.
(Unaudited)

THIS CHART ASSUMES AN INITIAL GORSS INVESTMENT OF $10,000 MADE ON 12/31/95.  RETURNS SHOWN INCLUDE THE REINVESTMENT OF ALL DIVIDENDS.  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.  THIS CHART AND THE TABLE BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.  INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

S&P 500 INDEX - An unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.
LEHMAN BROTHERS GOVERNMENT CREDIT INDEX - Tracks the performance of US dollar-denominated, domestic, investment grade debt.  The issues included in the index are obligations of the U.S. Government, its agencies or corporations.  Issues are only included if they have at least the required minimum outstanding ($250 million) and a maturity of more than one year.
BLENDED INDEX - Represents an index which consists of a weighting 70/30% between the S7P 500 and the Lehman US Govt/Credit index.

CHACONIA INCOME & GROWTH FUN, INC.
Additional Information on Fund Expenses
For the Six Months Ended December 31, 2005
(Unaudited)

As a shareholder of the a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (07/1/05 - 12/31/05).

Actual Expenses
The first line of the table below provides information about account values based on actual returns and actual expenses. Although the Fund charges no sales load, redemption fees (other than a 2.00% redemption fee for shares held less than 30 calendar days after purchase), or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently the Fund’s transfer agent charges a $15.00 fee. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ""Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about account values based on a hypothetical return and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value 07/1/05	Ending Value 12/31/05	Expenses Paid During the Period 07/1/05 - 12/31/05*
Actual	$ 1,000.00	$ 1,021.70	$ 16.66
Hypothetical (5% annual return before expenses)	$ 1,000.00	$ 1,008.92	$ 16.56

•	Expenses are equal to the Fund’s annualized expense ratio of 3.27% multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

CHACONIA INCOME & GROWTH FUN, INC.
Schedule of Investments
December 31, 2005
Principal
Amount		Value
	COMMON STOCKS - 76.36%
	Aerospace & Defense - 1.99%
5,500	The Boeing Company	$386,320
	Basic Materials - 2.01%
8,900	The Dow Chemical Company	389,998
	Capital Goods - 1.84%
10,200	General Electric Company	357,510
	Consumer Merchandising - 1.26%
10,500	The TJX Companies, Inc.	243,915
	Consumer Staples - 2.54%
4,800	Target Corporation	263,856
9,600	The Walt Disney Company	230,112
		493,968
	Data Processing - 1.58%
6,700	Automatic Data Processing, Inc.	307,463
	Electric Services - 1.22%
8,600	Duke Energy Corporation	236,070
	Financial Services - 16.63%
6,800	Bank of America Corporation	313,820
10,400	Citigroup, Inc.	504,712
10,798	Countrywide Financial Corporation	369,184
7,600	Fannie Mae	370,956
4,800	Freddie Mac	313,680
4,300	The Goldman Sachs Group, Inc.	549,153
8,300	Merrill Lynch & Co., Inc.	562,159
4,308	Morgan Stanley	244,436
		3,228,100
	Food & Beverages - 4.24%
12,500	Darden Restaurants, Inc.	486,000
7,200	Yum! Brands, Inc.	337,536
		823,536
	Health Care - 9.06%
6,900	Beckman Coulter, Inc.	392,610
9,300	Boston Scientific Corp. *	227,757
5,900	Express Scripts, Inc. *	494,420
8,800	Pfizer Inc.	205,216
5,500	Wellpoint Inc. *	438,845
		1,758,848
	Insurance - 3.83%
6,700	The Allstate Corporation	362,269
5,600	American International Group, Inc.	382,088
		744,357
	Integrated Oils - 9.67%
7,500	Apache Corporation	513,900
4,800	Burlington Resources Inc.	413,760
8,300	Devon Energy Corporation	519,082
5,400	Occidental Petroleum Corporation	431,352
		1,878,094
	Mulitmedia - 0.21%
2,300	Time Warner Inc.	40,112
	Mutual Funds - 6.83%
477,123	Trinidad & Tobago Unit Trust Corporation First Unit Scheme * (f)(a)	1,325,591
	Semiconductors - 3.96%
21,900	Intel Corporation	546,624
7,000	International Rectifier Corporation *	223,300
		769,924
	Technology - 4.56%
24,600	Corning Incorporated *	483,636
11,700	Flextronics International Ltd. * (f)	122,148
3,400	International Business Machines Corporation	279,480
		885,264
	Telecommunication Services - 3.98%
17,000	American Tower Corporation *	460,700
13,800	Motorola, Inc.	311,742
		772,442
	Transportation - 0.95%
2,300	Union Pacific Corporation	185,173
	TOTAL COMMON STOCKS (Cost $10,805,041)	14,826,685

See Notes to the Financial Statements.

CHACONIA INCOME & GROWTH FUN, INC.
Schedule of Investments (continued)
December 31, 2005

Shares		Value
	CORPORATE BONDS - 3.53%

	Automotive - 0.45%
	Ford Motor Co.,
$100,000	7.375%, 02/01/2011	$87,740
	Financial Services - 0.51%
	National Rural Utilities
100,000	4.750%, 03/01/2014	98,264
	Transportation - 2.57%
	The Burlington Northern and Santa Fe Railway Company,
114,237	5.943%, 01/15/2022	120,434
	Continental Airlines Inc. Pass Thru Certificates
78,182	Series 2000-2, 7.707%, 10/02/2022	78,857
	FedEx Corporation,
90,000	1993-A, 8.760%, 05/22/2015	102,912
	Norfolk Southern Corp.
100,000	5.257%, 09/17/2014	101,099
	Union Pacific Corporation
99,661	2003-1, 4.698%, 01/02/2024	95,952
		499,254
	TOTAL CORPORATE BONDS (Cost $704,872)	$685,258

Principal
Amount		Value
	ASSET BACKED SECURITIES - 4.71%
	California Infrastructure PG&E
$26,426	Series 1997-1, Class A7, 6.420%, 09/25/2008	26,643
	CenterPoint Energy Transition Bond Company LLC
100,000	Series 2001-1, Class A4, 5.630%, 09/15/2015	103,580
	Comed Transitional Funding Trust
66,974	Series 1998-1, Class A6, 5.630%, 06/25/2009	67,445
	Connecticut RRB Special Purpose Trust CL&P
90,000	Series 2001-1, Class A5, 6.210%, 12/30/2011	94,468
	CPL Transition Funding LLC
100,000	Series 2002-1, CLass A5, 6.250%, 01/15/2017	109,309
	Massachusetts RRB Special Purpose
100,000	Series 2005-1, Class A2, 3.780%, 09/15/2010	98,336
86,191	Series 2001-1, Class A, 6.530%, 06/01/2015	91,435
	PSE&G Transition Funding LLC
100,000	Series 2001-1, Class A7, 6.750%, 06/15/2016	112,054
	Public Service New Hampshire Funding LLC
100,000	2001-1, 6.480%, 05/01/2015	107,346
	West Pennsylvania Funding
100,000	Seies 1999-A, 6.980%, 12/25/2008	103,550
	TOTAL NON AGENCY AND ASSET BACKED SECURITIES (Cost $926,935)	$914,166

See Notes to the Financial Statements.

CHACONIA INCOME & GROWTH FUN, INC.
Schedule of Investments (continued)
December 31, 2005

Principal		Market
Amount		Value
	U.S. GOVERNMENT AGENCY & AGENCY-BACKED ISSUES - 14.12%
	AID - ISREAL
200,000	5.500%, 09/18/2023	216,032
200,000	5.500%, 12/04/2023	216,160
		432,192
	Amethyst,
175,006	4.620%, 04/15/2016	173,410
	Government National Mortgage Association (GNMA)
	Real Estate Mortgage Investment Conduit Pass-Thru Certificates
$148,995	Series 2002-83, Class A, 3.313%, 04/16/2017	145,331
115,556	Series 2004-78, Class A, 3.590%, 11/16/2017	112,227
95,644	Series 2005-2, Class B, 4.116%, 03/16/2019	93,596
136,785	Series 2003-48, Class AB, 2.866%, 02/16/2020	131,892
97,485	Series 2001-12, Class B, 6.164%, 06/16/2021	99,707
108,256	Series 2003-43, Class A, 2.709%, 07/16/2021	103,701
94,875	Series 2004-25, Class AC, 3.377%, 01/16/2023	91,378
85,442	Series 2005-14, Class A, 4.130%, 02/16/2027	83,570
90,609	Series 2003-72, Class B, 4.356%, 02/16/2030	88,524
	Rowan Companies
163,000	5.880%, 03/15/2012	167,679
	Small Business Administration (SBA)
	Participation Certificates:
125,630	Series 2004-10C, Class 1, 4.230%, 05/01/2014	123,150
242,700	Series 2002-20H, Class 1, 5.310%, 08/01/2022	246,322
89,265	Series 2003-20J, Class 1, 4.920%, 10/01/2023	88,948
369,470	Series 2004-20E, Class 1, 5.180%, 05/01/2024	372,747
183,871	Series 2004-20F, Class 1, 5.520%, 06/01/2024	188,441

	TOTAL U.S. GOVERNMENT AGENCY & AGENCY-BACKED ISSUESS (Cost $2,746,565)	2,742,815

Number of		Market
Shares		Value

	SHORT TERM INVESTMENTS - 2.15%
	Money Market Funds - 2.15%
416,777	First American Treasury Obligations Fund - Class A, 3.265%	416,777
	TOTAL SHORT TERM INVESTMENTS (Cost $416,777)	416,777
	Total Investments (Cost $15,600,190) - 100.87%	19,585,701
	Liabilities in Excess of Other Assets - (0.87)%	(169,676)
	TOTAL NET ASSETS - 100.00%	$19,416,025

*	Non Income Producing
(a)	Affiliated issuer
(f)	Foreign Security

See Notes to the Financial Statements.

CHACONIA INCOME & GROWTH FUN, INC.
Statement of Assets and Liabilities
December 31, 2005

ASSETS:
Investments, at value
Non-affiliates (cost $14,735,919)	$18,260,110
Affiliates (cost $864,271)	1,325,591
Interest receivable	46,577
Dividends receivable	16,142
Receivable from Fund shares sold	100
Other assets	7,806
Total assets	19,656,326

LIABILITIES:
Accrued distribution fees	17,815
Accrued service fees	33,179
Payable to Transfer Agent	31,504
Payable to Adviser	29,365
Payable for Fund shares redeemed	8,342
Payable for Dividends	28,751
Other accrued expenses	91,345
Total liabilities	240,301
NET ASSETS	$19,416,025

NET ASSETS CONSIST OF:
Capital stock ($0.01 par value)
and paid in capital	$24,061,517
Accumulated net realized
loss on investments	(8,631,003)
Net unrealized appreciation on investments	3,985,511
Total net assets	$19,416,025

Shares outstanding (8,000,000 shares authorized)	1,763,809

Net asset value, redemption price
and offering price per share	$11.01

CHACONIA INCOME & GROWTH FUN, INC.
Statement of Operations
For the Year Ended December 31, 2005

INVESTMENT INCOME:
Interest income	$247,628
Dividend income
Non-affiliates	191,752
Affiliates	54,240
Total investment income	493,620

EXPENSES:
Advisory fees	125,810
Distribution fees	102,406
Service fees	51,203
Shareholder servicing and accounting costs	132,318
Professional fees	99,198
Directors fees and expenses	43,173
Administration fees	40,480
Custody fees	8,698
Federal and state registration fees	4,700
Other	27,047
Total expenses	635,033

NET INVESTMENT LOSS	(141,413)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	1,528,825
Net change in unrealized appreciation
/depreciation on investments	(296,129)
Net realized and unrealized gain
on investments	1,232,696

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,091,283

See Notes to the Financial Statements.

CHACONIA INCOME & GROWTH FUN, INC.
Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2005	December 31, 2004

OPERATIONS:
Net investment loss	$(141,413)	$(99,930)
Net realized gain(loss) on investments	1,528,825	(487,144)
Net realized gain on investment - Affiliates	—	—
Net change in unrealized appreciation
/depreciation on investments	(296,129)	2,054,590
Net increase in net assets
from operations	1,091,283	1,467,516

DISTRIBUTIONS TO SHAREHOLDERS
FROM NET INVESTMENT INCOME:	(97,175)	(8,395)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	647,555	1,105,579
Reinvestment of dividends	68,422	5,998
Payment for shares redeemed	(4,509,076)	(3,155,120)
Net decrease in net assets from
capital share transactions	(3,793,099)	(2,043,543)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,798,991)	(584,422)

NET ASSETS:
Beginning of year	22,215,016	22,799,438
End of year (including undistributed net investment loss of $0 and ($407,278), respectively)	$19,416,025	$22,215,016

CHANGES IN SHARES OUTSTANDING:
Shares sold	60,428	111,323
Shares issued to holders in
reinvestment of dividends	6,215	574
Shares redeemed	(424,961)	(316,342)
Net decrease	(358,318)	(204,445)
Beginning Shares	2,122,127	2,326,572
Ending Shares	1,763,809	2,122,127

See Notes to the Financial Statements.

CHACONIA INCOME & GROWTH FUN, INC.
Financial Highlights

	Year Ended December 31,
	2005		2004		2003		2002	2001

Per Share Data (for a share outstanding throughout the year):

Net asset value,
beginning of year	$ 10.47		$ 9.80		$ 8.02		$ 9.75	$ 10.57

Income from investment operations:
Net investment income (loss)	(0.12	)(1)	(0.06	)(1)	(0.10	)(1)	0.03 (1)	0.02 (1)
Net realized and unrealized
gain (loss) on investments	0.72		0.73		1.92		(1.70)	(0.80)
Total from investment operations	0.60		0.67		1.82		(1.67)	(0.78)

Less distributions:
From net investment income	(0.06)		(0.00)	(2)	(0.04)		(0.06)	(0.04)
Total distributions	(0.06)		(0.00)		(0.04)		(0.06)	(0.04)

Net asset value, end of year	$ 11.01		$ 10.47		$ 9.80		$ 8.02	$ 9.75

Total return	5.69%		6.88%		22.71%		(17.15)%	(7.33)%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$ 19,416		$ 22,215		$ 22,799		$ 20,637	$ 30,235

Ratio of expenses to average net assets	3.10%		3.16%		3.93%		3.40%	2.91%

Ratio of net investment income to average net assets	(0.69)%		(0.44)%		(0.98)%		0.36%	0.19%

Portfolio turnover rate	26.43%		21.25%		13.70%		16.36%	19.65%

(1)	Net investment income per share is calculated using the ending balance of undistributed net investment income prior to consideration of adjustments for permanent book and tax differences.
(2)	Amount is less than $0.01.

See Notes to the Financial Statements.

CHACONIA INCOME & GROWTH FUN, INC.
Notes to the Financial Statements
December 31, 2005

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Chaconia Income & Growth Fund, Inc. (the “Fund”) is organized as a Maryland Corporation, incorporated on October 24, 1990, and registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended. The Fund’s investment objective is high current income and capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

a)
Investment Valuation - Securities listed on the NASDAQ National Market are valued at the NASDAQ Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where primarily traded. Exchange-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith under procedures established by the Board of Directors. Debt securities maturing in 60 days or less are valued at amortized cost, which approximates fair value. Debt securities having maturities over 60 days or for which amortized cost is not deemed to reflect fair value may be priced by independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  U.S. government and agency securities are valued at the mean between the most recent bid and ask prices.

b)
Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

c)
Distributions to Shareholders - Dividends from net investment income and distributions of net realized gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

d)
Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

e)
Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

f)
Other - Investment and shareholder transactions are recorded on the trade date. The Fund determines the gain or loss realized from the sale of investment securities by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund and interest income is recognized on an accrual basis. Bond premiums and discounts are amortized using the effective interest method.

CHACONIA INCOME & GROWTH FUN, INC.
Notes to the Financial Statements (continued)
December 31, 2005

2.	INVESTMENT TRANSACTIONS AND TAX INFORMATION

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended December 31, 2005 were as follows:

	Purchases	Sales

U.S. Government	$616,310	$110,184
Other	4,753,787	9,737,227

As of December 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Cost of investments	$16,087,440

Gross unrealized appreciation	4,076,736
Gross unrealized depreciation	(578,475)
Net unrealized depreciation	$3,498,261

Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	$—

Other accumulated gains/losses	$(8,605,075)
Total accumulated earnings/(losses)	$(5,106,814)

At December 31, 2005, the Fund had accumulated capital loss carryforwards of $1,614,127 expiring in 2008, $5,220,744 expiring in 2009, 413,844 expiring in 2010 and 244,113 expiring in 2011 and $1,112,247 expiring in 2012. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. In addition, the Fund realized, on a tax basis, a post-October loss through December 31, 2005 of 63,253. This loss is not recognized for tax purposes until the first day of the following fiscal year.

The tax character of distributions during the years ended December 31, 2005 and December 31, 2004 are as follows:

	Fiscal Year Ended December 31, 2005	Fiscal Year Ended December 31, 2004

Distributions paid from:
Ordinary Income	$97,175	$8,395
Long-term capital gains	—	—

3.	INVESTMENT MANAGEMENT FEE AND OTHER AGREEMENTS

The Fund has an investment advisory and management agreement with Earnest Partners, LLC (the “Adviser”). Under the agreement, the Adviser provides the Fund with investment advisory and management services for which the Fund pays a fee at an annual rate of the greater of $50,000 or 0.75% of the portion of the daily net assets not exceeding $10 million; 0.50% of the portion of the daily net assets exceeding $10 million but not exceeding $20 million; and 0.25% of the portion of the daily net assets exceeding $20 million.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting Services Agent for the Fund. U.S. Bank, N.A. serves as Custodian for the Fund.

CHACONIA INCOME & GROWTH FUN, INC.
Notes to the Financial Statements (continued)
December 31, 2005

4.	SERVICE AND DISTRIBUTION PLANS

The Fund has entered into a General Service Agreement with The Trinidad and Tobago Unit Trust Corporation ("UTC") pursuant to which UTC provides certain shareholder services and maintenance of shareholder accounts for the Fund's shareholders located in Trinidad & Tobago.  As compensation for its services, UTC received a fee of 0.25% of the Funds average daily net assets.  The Fund incurred service fees of $51,203 under this agreement during the year ended December 31, 2005.

The Board of Directors has adopted a Distribution Plan (the “Plan”) applicable to the Fund under Rule 12b-1 of the Investment Company Act of 1940, as amended. Pursuant to the Plan, registered brokers and dealers and qualified recipients are reimbursed by the Fund for services provided and expenses incurred in connection with the sale of the Fund’s shares of up to 0.50% of the average daily net assets of the Fund. In November 2002, the Fund entered into a distribution agreement with Chaconia Financial Services, Inc. (“CFS”), a registered broker-dealer and subsidiary of the Trinidad & Tobago Unit Trust Corporation (“UTC”), the Fund’s sponsor, for distribution of Fund shares in the United States of America. For the year ended December 31, 2005, CFS and UTC earned $102,406.

5.	TRANSACTIONS WITH AFFILIATES

The following company is affiliated, as defined in Section (2)(a)(3) of the Investment Company Act of 1940, with the Chaconia Income & Growth Fund.

Name of Issuer	Share Balance at January 1. 2005	Purchases	Sales	Share Balance at December 31. 2005

Trinidad & Tobago Unit Trust Corporation - First Unit Shceme*	477,123	—	—	477,123
Cost	$864,271	—	—	$864,271

* Dividends paid to the Fund during the year were $52,240and there were no realized gains (losses) for the period.

6.	GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

CHACONIA INCOME & GROWTH FUN, INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Chaconia Income & Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Chaconia Income & Growth Fund, Inc (the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlight for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 22, 2006

CHACONIA INCOME & GROWTH FUN, INC.
Directors and Officers

Name and Address	Age	Position(s) Held With Registrant	Principal Occupation During Last Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Disinterested Director
Dr. Anthony T. Bryan Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain Trinidad and Tobago, West Indies	67	Independent Director	Professor at University of Miami, 9-92 to Present.	1	None
Dr. John A. Cole 400 Chimney Hill Road Columbia, SC 29209	59	Independent Director	Dean of the School of Professional Programs, 8-98 to Present, Benedict College; Visiting Professor of Finance, 8-97 to 8-98, University of North Carolina at Charlotte; Professor of Finance, 8-95 to Present, South Carolina State University; Associate Professor of Finance, 8-89 to 7-95, Florida A&M University.	1	None
Nigel L. Scott Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain Trinidad and Tobago, West Indies	65	Independent Director	Attorney, Scott, Yallery-Arthur, 75 to Present.	1	None
Dr. Roosevelt J. Williams Cipriani College of Labour and Cooperative Studies Churchill Roosevelt Highway Valsayn, Trinidad and Tobago, West Indies	63	Chairman	Director, Cipriani College of Labour and Cooperative Studies, 8-97 to Present; Education Consultant, 1-96 to 7-97; Professor at Howard University, 1989 to 12-95.	1	None

CHACONIA INCOME & GROWTH FUN, INC.
Directors and Officers

Name and Address	Age	Position(s) Held With Registrant	Principal Occupation During Last Five Years	# of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Intersted Director
*Michael Alexander Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain Trinidad and Tobago, West Indies	59	Director and President	Executive Director of Trinidad and Tobago Unit Trust Corporation, 6-04 to Present; President, UTC Financial Services, Ltd., 06-03 to Present; Executive Manager of Investments, Financial and Trust Accounting, Trinidad and Tobago Unit Trust Corporation, 1998 to 6-03.	1	Chaconia Fund Services, Chaconia Financial Services, Inc.

*Gayle Daniel-Worrell Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain Trinidad and Tobago, West Indies	45	Director, Vice President and Secretary	Vice President, Marketing & International Business, Trinidad and Tobago Unit Trust Corporation, 6-04 to Present; Marketing Manager, Trinidad and Tobago Unit Trust Corporation, 11-94 to 6-04.	1	Chaconia Financial Services, Inc. and Chaconia Fund Services, Inc.

*Eutrice Carrington Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago	54	Vice President and Treasurer Indefinite, until successor elected Since 2003
Vice President, Asset Management Services, Trinidad and Tobago Unit Trust Corporation, 6-04 to present; Investment Manager, Trinidad and Tobago Unit Trust Corporation, 8-99 to
6-04; Investment Analyst,
4-96 to 8-99.
				N/A	None

Larry Olton* Trinidad and Tobago Unit Trust Corporation 82 Independence Square Port-of-Spain, Trinidad and Tobago	37	Chief Compliance Officer	President, Chaconia Financial Services, Inc., 2002 to present; Assistant Vice President, Marketing & International Business, Trinidad and Tobago Unit Trust Corporation, 04-01 to 01-05.	N/A	None

*This director is an "interested person" of the Company as that term is defined uncer the 1940 Act.

CHACONIA INCOME & GROWTH FUN, INC.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-368-3322 or on the SEC website at www.sec.gov.

The actual voting recorded relating to portfolio securities during the twelve month period ended June 30, 2005 (as filed with the SEC on Form N-PX) are available without charge by calling 1-800-368-3322 or by accessing the SEC’s website at www.sec.gov.

The Fund files complete schedules of portfolio holdings for the Fund’s first and third fiscal quarters with the SEC on Form N-Q. The Form N-Q will be available without charge, upon request, by calling 1-800-368-3322 or by accessing the SEC’s website at www.sec.gov. The Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Shareholder Notification of Federal Tax Status (Unaudited)

The Fund designates 100% of dividends declared from net investment income as qualified dividend income under the Job Growth and Tax Relief Reconciliation Act of 2003.  Additionally, 100% of ordinary distributions paid qualified for the dividend received deduction.

Additional Tax Information Applicable to Foreign Shareholders Only (Unaudited)
The Fund hereby deisgnates 37.06% of its ordianry income distributions for the fiscal year as interest related dividends under Internal Revenue Code Section 871 (k)(1)(C).

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CHACONIA INCOME & GROWTH FUND, INC.

DIRECTORS AND PRINCIPAL OFFICERS
Dr. Anthony T. Bryan, Director
Dr. John A. Cole, Director
Dr. Roosevelt J. Williams, Chairman
Nigel Scott, Director
Michael Alexander, President and Director
Eutrice Carrington, Vice President and Treasurer
Gayle Daniel-Worrell, Director, Vice President, Secretary
Larry Olton, Chief Compliance Officer

INVESTMENT ADVISER
Earnest Partners, LLC
75 Fourteenth Street, Suite 2300
Atlanta, Georgia 30309

DISTRIBUTOR
Chaconia Financial Services, Inc.
c/o Trinidad & Tobago Unit Trust Corporation
UTC Financial Center
82 Independence Square
Port of Spain, Trinidad

REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
100 East Wisconsin Avenue, Suite 1800
Milwaukee, Wisconsin 53202

LEGAL COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

ADMINISTRATOR, TRANSFER AGENT
AND FUND ACCOUNTANT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
ANNUAL REPORT December 31, 2005

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a) - (d) The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2005	FYE 12/31/2004
Audit Fees	$27,100	$25,850
Audit-Related Fees	$0	$0
Tax Fees	$4,550	$2,950
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) Not applicable.

(f) Not applicable. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) - (h) The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2005	FYE 12/31/2004
Registrant	$4,550	$2,950
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the support filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of ethics or amendment thereto. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   The Chaconia Income & Growth Fund, Inc.

By (Signature and Title)  /s/Michael Alexander
Michael Alexander, President

Date March 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/Eutrice Carrington
Eutrice Carrington, Treasurer

Date March 9, 2006